UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2005

CHAPARRAL STEEL COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	000-51307	20-2373478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road Midlothian, Texas	76065
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (972) 779-1060

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On June 29, 2005, Chaparral Steel Company (“Chaparral”), a wholly-owned subsidiary of Texas Industries, Inc. (“TXI”), and certain of its domestic subsidiaries (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Banc of America Securities LLC, UBS Securities LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC and Comerica Securities, Inc. (the “Initial Purchasers”) for the sale of $300,000,000 aggregate principal amount of Chaparral’s 10% Senior Notes due 2013 (the “Notes”) to the Initial Purchasers (the “Offering”). The Purchase Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. The Offering closed on July 6, 2005. In the Purchase Agreement, Chaparral makes customary representations and warranties and agrees to indemnify the Initial Purchasers against various liabilities including certain liabilities with respect to Chaparral’s offering memorandum relating to the Notes, or to contribute to payments the Initial Purchasers may be required to make in respect of those liabilities. In connection with the Offering, Chaparral entered into the material definitive agreements described below in this item. The description of each agreement is qualified in its entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this report and incorporated by reference into this report in its entirety.

Notes

On July 6, 2005, Chaparral delivered the Notes. See the description of the material terms of the Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of note delivered by Chaparral is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Guarantees

On July 6, 2005, the Guarantors delivered a notation of guarantee evidencing their obligation to guarantee the Notes. See the description of the material terms of the Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of notation of guarantee delivered by each Guarantor is attached as Exhibit 4.2 hereto and incorporated herein by reference.

Registration Rights Agreement

On July 6, 2005, Chaparral and the Initial Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing the holders of the Notes certain rights relating to the registration of the Notes under the Securities Act. Pursuant to the Registration Rights Agreement, Chaparral has agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for the resale of the Notes. Chaparral is required to file a registration statement (the “Chaparral Registration Statement”) on or prior to 90 days after July 6, 2005 and use commercially reasonable efforts to cause the Chaparral Registration Statement to become effective on or prior to 210 days after July 6, 2005. If Chaparral fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes. The Registration Rights Agreement is attached as Exhibit 4.3 hereto and incorporated herein by reference.

Credit Agreement and Security Agreement

On June 16, 2005, Chaparral entered into a credit agreement among Bank of America, N.A., as Administrative Agent, UBS Securities LLC, as Syndication Agent, General Electric Capital Corporation, Wells Fargo Bank, National Association, and Suntrust Bank, as Co-Documentation Agents and as lenders, and UBS Loan Finance LLC, as lender (the “Credit Agreement”). The Credit Agreement provides for a new senior secured revolving credit facility of up to $150 million. The Guarantors have guaranteed the Credit Agreement.

The credit facility will mature on June 16, 2010. It includes a $15 million sub-limit for swing line loans and a $25 million sub-limit for letters of credit. Amounts drawn under the credit facility will bear annual interest at either the LIBOR rate plus a margin of 1.25% to 2.0% or a base rate (which will be the higher of the federal funds rate plus 0.5% and the prime rate established by Bank of America, N.A.) plus a margin of 0.0% to 1.0%. The interest rate margins will subject to adjustments based on Chaparral’s leverage ratio. The commitment fee calculated on the unused portion of the credit facility will range from 0.25% to 0.5% per year based on Chaparral’s leverage ratio. Chaparral may terminate the Credit Agreement at anytime.

The Credit Agreement contains a number of negative covenants restricting, among other things, prepayment or redemption of other debt, distributions, dividends and repurchases of capital stock and other equity interests, acquisitions and investments, indebtedness, liens and affiliate transactions. Chaparral is required to comply with certain financial tests and to maintain certain financial ratios, such as leverage and interest coverage ratios. The Credit Agreement contains customary events of default. The Credit Agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Chaparral’s obligations under the Credit Agreement are secured by substantially all of the Chaparral’s domestic assets pursuant to a security agreement (the “Security Agreement”) made by Chaparral and the Guarantors on July 6, 2005. The Security Agreement is attached as Exhibit 10.3 hereto and incorporated herein by reference.

(b) In connection with the separation of Chaparral from TXI by means of a tax free stock dividend (the “Distribution”), Chaparral entered into the material definitive agreements described below in this item. The description of each agreement is qualified in its entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this report and incorporated by reference into this report in its entirety. Further information concerning the Distribution and related matters is contained in the Registration Statement on Form 10, as amended, filed by Chaparral with the Securities and Exchange Commission.

Separation and Distribution Agreement

On July 6, 2005, Chaparral entered into a Separation and Distribution Agreement (the “Distribution Agreement”) with TXI. The Distribution Agreement governs: (1) the restructuring plan to separate the steel business from TXI’s other businesses; (2) the contribution of TXI’s steel business to Chaparral; (3) the Distribution; and (4) other matters related to Chaparral’s relationship with TXI. Chaparral will indemnify TXI, each of its subsidiaries, and each of TXI or its subsidiaries’ affiliates, directors, officers, employees and agents, from all liabilities relating to: (1) any claim that the information related to Chaparral or its subsidiaries included in the information statement provided to TXI’s stockholders, the Form 10 to which the information statement is an exhibit or the offering memorandum related to the Offering and the Notes is false or misleading with respect to any material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (2) the steel business and the contributed assets and liabilities; and (3) any breach by Chaparral or any of its subsidiaries of any covenant or agreement set forth in the Distribution Agreement or any of the other ancillary agreements or conveyancing instruments.

The Distribution Agreement allocates responsibility for certain employee benefits matters on and after the Distribution, including the treatment of welfare benefit plans, savings plans, equity-based plans and deferred compensation plans. A copy of the Distribution Agreement is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Tax Sharing and Indemnification Agreement

On July 6, 2005, Chaparral entered into a Tax Sharing and Indemnification Agreement with TXI (the “Tax Sharing Agreement”). The Tax Sharing Agreement generally governs Chaparral and TXI’s respective rights, responsibilities and obligations through and after the Distribution with respect to taxes attributable to Chaparral’s business, as well as any taxes incurred by TXI as a result of the failure of the Distribution to qualify for tax-free treatment under Section 355 of the Internal Revenue Code of 1986, as amended. A copy of the Tax Sharing Agreement is attached as Exhibit 10.5 hereto and incorporated herein by reference.

(c) On July 5, 2005, the Board of Directors of Chaparral (the “Board”) approved the Chaparral Steel Company 2005 Omnibus Equity Compensation Plan (the “Plan”). Subject to adjustments provided therein, the Plan authorizes a maximum of 2,500,000 shares of Chaparral’s common stock for issuance in any of the following forms: incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, dividend equivalents and other stock-based awards. Employees of Chaparral, its affiliates and/or subsidiaries, as well as non-employee directors of Chaparral are eligible for awards under the Plan.

The Board’s Compensation Committee (the “Committee”) administers the Plan, except that awards to non-employee directors are subject to approval by the Board. The Committee has full and exclusive discretionary power to interpret the terms and intent of the Plan and any award agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for awards and to adopt such rules, regulations, forms, instruments and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority includes, but is not limited to, selecting award recipients, establishing all award terms and conditions and adopting modifications and amendments to the Plan or any award agreement, subject to the terms of the Plan, that are necessary to comply with the laws of the countries and other jurisdictions in which Chaparral, its affiliates or subsidiaries operate. The Plan is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

Certain pro forma financial information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 6, 2005, pursuant to the Purchase Agreement, Chaparral sold the Notes to the Initial Purchasers at an offering price of $300,000,000 aggregate principal amount, less a customary discount to the Initial Purchasers. The Offering was conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 144(A) under the Securities Act.

The Notes were issued pursuant to an indenture entered into on July 6, 2005 (the “Indenture”) with Wells Fargo, National Association, as Trustee (the “Trustee”), in connection with the issuance of the Notes. The terms of the Notes are governed by the Indenture, which contains affirmative and negative covenants that, among other things, limit Chaparral and the Guarantors’ ability to declare or pay any dividend or make a restricted payment, create, incur, assume or otherwise cause or suffer to exist or become effective any lien of any kind, effect a merger, consolidation, sale or other disposition of all or substantially all assets. The Indenture also contains customary events of default. Upon the occurrence of certain events of default, the Trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately. The Indenture is attached as Exhibit 4.4 hereto and incorporated herein by reference.

Chaparral will pay interest on the Notes on January 15 and July 15 of each year, beginning on January 15, 2006. The Notes will mature on July 15, 2013.

On or after July 15, 2009, the Notes will be redeemable, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and liquidated damages, if any, thereon, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

Year	Percentage
2009	105.0%
2010	102.5%
2011	100.0

At any time before July 15, 2009, Chaparral may redeem the Notes, in whole or in part, at a redemption price equal to the sum of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable date of redemption, plus a make-whole premium. In addition, Chaparral may redeem up to 35% of the Notes before July 15, 2008 at a redemption price of 110% of the principal amount thereof, plus accrued and unpaid interest and liquidated damages, if any, with the net proceeds from certain equity offerings.

The Notes will be fully and unconditionally guaranteed by all of Chaparral’s existing and future domestic restricted subsidiaries.

On July 6, 2005, Chaparral drew $50 million pursuant to the terms of the Credit Agreement. See the description of the material terms of the Credit Agreement in Item 1.01 above which is incorporated by reference into this item in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	4.1	Form of Chaparral’s 10% Senior Note due 2013.

	4.2	Form of Notation of Guarantee.

4.3

Registration Rights Agreement, dated July 6, 2005, among Chaparral, Banc of America Securities LLC, UBS Securities LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC and Comerica Securities, Inc.

	4.4	Indenture, dated July 6, 2005, among Chaparral, certain of its domestic subsidiaries and Wells Fargo, National Association, as Trustee.

	10.1	Purchase Agreement, dated June 29, 2005, among Chaparral, Banc of America Securities LLC, UBS Securities LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC and Comerica Securities, Inc.

10.2

Credit Agreement, dated June 16, 2005, among Chaparral, Bank of America, N.A., as Administrative Agent, UBS Securities LLC, as Syndication Agent, General Electric Capital Corporation, Wells Fargo Bank, National Association, and Suntrust Bank, as Co-Documentation Agents and as lenders, and UBS Loan Finance LLC, as lender.

	10.3	Security Agreement, dated July 6, 2005, made by Chaparral and certain of its domestic subsidiaries.

	10.4	Separation and Distribution Agreement, dated July 6, 2005, between Texas Industries, Inc. and Chaparral.

	10.5	Tax Sharing and Indemnification Agreement, dated July 6, 2005, between Texas Industries, Inc. and Chaparral.

	10.6	Chaparral Steel Company 2005 Omnibus Equity Compensation Plan.

	99.1	Excerpt from Chaparral’s Final Offering Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL STEEL COMPANY

By:	/s/ Robert E. Crawford Jr.
Robert E. Crawford Jr.
Vice President and General Counsel

Date: July 12, 2005

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Chaparral’s 10% Senior Note due 2013.

4.2	Form of Notation of Guarantee.

4.3

Registration Rights Agreement, dated July 6, 2005, among Chaparral, Banc of America Securities LLC, UBS Securities LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC and Comerica Securities, Inc.

4.4	Indenture, dated July 6, 2005, among Chaparral, certain of its domestic subsidiaries and Wells Fargo, National Association, as Trustee.

10.1	Purchase Agreement, dated June 29, 2005, among Chaparral, Banc of America Securities LLC, UBS Securities LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC and Comerica Securities, Inc.

10.2

Credit Agreement, dated June 16, 2005, among Chaparral, Bank of America, N.A., as Administrative Agent, UBS Securities LLC, as Syndication Agent, General Electric Capital Corporation, Wells Fargo Bank, National Association, and Suntrust Bank, as Co-Documentation Agents and as lenders, and UBS Loan Finance LLC, as lender.

10.3	Security Agreement, dated July 6, 2005, made by Chaparral and certain of its domestic subsidiaries.

10.4	Separation and Distribution Agreement, dated July 6, 2005, between Texas Industries, Inc. and Chaparral.

10.5	Tax Sharing and Indemnification Agreement, dated July 6, 2005, between Texas Industries, Inc. and Chaparral.

10.6	Chaparral Steel Company 2005 Omnibus Equity Compensation Plan.

99.1	Excerpt from Chaparral’s Final Offering Memorandum.